SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2004

HOOKER FURNITURE CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Virginia

(STATE OR OTHER JURISDICTION OF

INCORPORATION OR ORGANIZATION)

000-25349	54-0251350
(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(276) 632-0459

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 30 2004, Hooker Furniture Corporation (“Hooker”) issued a press release setting forth its results of operations for the second quarter of fiscal year 2004. A copy of Hooker’s press release is being furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ R. GARY ARMBRISTER
R. Gary Armbrister
Chief Accounting Officer

Date: July 1, 2004

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EXHIBIT INDEX

The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit	Description
99.1	Press Release issued June 30, 2004

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